COVA FINANCIAL LIFE INSURANCE COMPANY
                      COVA VARIABLE ANNUITY ACCOUNT FIVE

                      SUPPLEMENT DATED DECEMBER 10, 1996
          TO PROSPECTUS DATED MAY 1, 1996, AS AMENDED JUNE 28, 1996


This supplement should be attached to your copy of the Prospectus for the variable annuity contracts issued by Cova Financial Life Insurance Company and Cova Variable Annuity Account Five.

DATE OF STATEMENT OF ADDITIONAL INFORMATION

The following sentence is inserted in place of the first sentence of the second paragraph on page 1 of the Prospectus:

     To learn more about the Cova Fixed and Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 1996.